Accounts Receivable, Net (Details)	12 Months Ended
Sep. 30, 2021
Receivables [Abstract]
Accounts receivable description	The Company’s accounts receivable primarily includes balance due from customers when the Company’s pharmaceutical products are sold and delivered to customers. All of the Company’s accounts receivable balance at September 30, 2020 has been collected in fiscal year 2021. As of date of this report, approximately 75.4%, or $11.7 million, of the Company’s net account receivable balance at September 30, 2021 has been subsequently collected and the remaining balance is expected to be substantially collected before March 31, 2022.